Exhibit 10.7



                       THE LOCKHART COMPANIES INCORPORATED
                            LONG-TERM INCENTIVE PLAN


     SECTION 1. Purpose. The purpose of this Long-Term Incentive Plan (the "Plan") of The Lockhart Companies Incorporated (the "Corporation") is (a) to promote the identity of interests between shareholders and employees of the Corporation by encouraging and creating significant ownership of Common Stock of the Corporation by officers and other employees of the Corporation and its subsidiaries; (b) to enable the Corporation to attract and retain qualified officers and employees who contribute to the Corporation's success by their ability, ingenuity and industry; and (c) to provide meaningful long-term incentive opportunities for officers and other employees who are responsible for the success of the Corporation and who are in a position to make significant contributions toward its objectives.

     SECTION 2. Definitions. In addition to the terms defined elsewhere in the Plan, the following shall be defined terms under the Plan:

          2.01. "Award" means any Performance Award, Option, Stock Appreciation Right, Restricted Stock, Deferred Stock, Dividend Equivalent, or Other Stock-Based Award, or any other right or interest relating to Shares or cash, granted to a Participant under the Plan.

          2.02. "Award Agreement" means any written agreement, contract or other instrument or document evidencing an Award.

          2.03. "Board" means the Board of Directors of the Corporation.

          2.04. "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

          2.05. "Committee" means the Board, or such committee designated by the Board to administer the Plan, or any subcommittee of either.

          2.06. "Corporation" is defined as The Lockhart Companies Incorporated or any successor to it in ownership of substantially all of its assets, whether by merger, consolidation or otherwise.

          2.07. "Covered Employee" has the same meaning as set forth in section 162(m) of the Code, and successor provisions.


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          2.08.  "Deferred Stock" means a right,  granted to a Participant under
Section 6.05, to receive Shares at the end of a specified deferral period.

          2.09. "Dividend Equivalent" means a right, granted to a Participant under Section 6.03, to receive cash, Shares, other Awards, or other property equal in value to dividends paid with respect to a specified number of Shares.

          2.10. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and regulations thereunder.

          2.11. "Fair Market Value" means, with respect to Shares, Awards or other property, the fair market value of such Shares, Awards or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Shares as of any date shall be the closing sales price on that date of a Share as reported on a national securities exchange or the National Association of Securities Dealers Automated Quotation National Market System; provided, that if there were no sales on the valuation date but there were sales on dates within a reasonable period both before and after the valuation date, the Fair Market Value is the weighted average of the closing prices on the nearest date before and the nearest date after the valuation date. The average is to be weighted inversely by the respective numbers of trading days between the selling dates and the valuation date.

          2.12. "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code.

          2.13. "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

          2.14. "Option" means a right, granted to a Participant under Section 6.06, to purchase Shares, other Awards, or other property at a specified price during specified time periods.

          2.15.  "Other  Stock-Based   Award"  means  a  right,   granted  to  a
Participant under Section 6.08, that relates to or is valued by reference to Shares.

          2.16.  "Parent  Corporation"  means a parent corporation ad defined in
Section 424(e) of the Code.

          2.17. "Participant" means a person who, as an officer or employee of the Corporation or any Subsidiary, has been granted an Award under the Plan.

          2.18. "Performance Award" means a right, granted to a Participant under Section 6.02, to receive cash, Shares, other


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Awards, or other property the payment of which is contingent upon achievement of performance goals specified by the Committee.

          2.19. "Performance-Based Restricted Stock" means Restricted Stock that is subject to a risk of forfeiture if specified performance criteria are not met within the restriction period.

          2.20. "Plan" is The Lockhart Companies Long-Term Incentive Plan.

          2.21.  "Restricted  Stock" means Shares granted to a Participant under
Section 6.04, that are subject to certain restrictions and to a risk of forfeiture.

          2.22. "Shares" means the Class A Common Stock of the Corporation and such other securities of the Corporation as may be substituted for Shares or such other securities pursuant to Section 10.

          2.23. "Stock Appreciation Right" means a right, granted to a Participant under Section 6.03, to be paid an amount measured by the appreciation in the Fair Market Value of Shares from the date of grant to the date of exercise of the right, with payment to be made in cash, Shares, other Awards, or other property as specified in the Award or determined by the Committee.

          2.24. "Subsidiary" means any corporation (other than the Corporation) with respect to which the Corporation owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock.

          2.25.  "Year" means a calendar year.

     SECTION 3.  Administration.

          3.01. Authority of the Committee. The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

               (i) to select and designate Participants;

               (ii) to determine the type or types of Awards to be granted to each Participant;

               (iii) to determine the number of Awards to be granted, the number of Shares to which an Award will relate, the terms and conditions of any Award granted under the Plan and all other matters to be determined in connection with an Award;



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               (iv) to adopt, amend,  suspend,  waive and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

               (v) to construe and interpret the Plan and any Award, rules and regulations, Award Agreement or other instrument hereunder; and

               (vi) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

          3.02. Manner of Exercise of Committee Authority. Except to the extent specifically reserved to another entity under the terms of the Plan or applicable law, the Committee shall have sole discretion in exercising such authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Corporation, Subsidiaries, Participants, any person claiming any rights under the Plan from or through any Participant and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. A memorandum signed by all members of the Committee shall constitute the act of the Committee without the necessity, in such event, to hold a meeting. The Committee may delegate to officers or managers of the Corporation or any Subsidiary the authority to perform administrative functions under the Plan, subject to such terms as the Committee shall determine.

          3.03. Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Corporation or any Subsidiary, the Corporation's independent certified public accountants, or any executive compensation consultant or other professional retained by the Corporation to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Corporation acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Corporation acting on their behalf, shall, to the extent permitted by law, be fully indemnified and protected by the Corporation with respect to any such action, determination, or interpretation.

     SECTION 4. Shares Subject to the Plan. Subject to adjustment as provided in
Section 10, the total number of Shares reserved and available for Awards under the Plan shall be 1,000,000. If any Shares to which an Award relates are forfeited or the Award is settled or terminates without a distribution of Shares (whether or not cash, other Awards, or other property is


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distributed  with respect to such Award),  any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement or termination, again be available for Awards under the Plan.

     SECTION 5. Eligibility. Awards may be granted to individuals who are officers employees (including employees who are also directors), or independent contractors of the Corporation or a Subsidiary.

     SECTION 6.  Specific Terms of Awards.

          6.01. General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 11.02), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including without limitation the acceleration of vesting of any Awards or terms requiring forfeiture of Awards in the event of termination of employment by the Participant. Except as provided in Sections 7.03 or 7.04, only services may be required as consideration for the grant of any Award.

          6.02 Options. The Committee may grant an Option at any time and from time to time to any eligible employee with respect to such number of Shares and upon such terms as the Committee shall determine.

               (i) Type of Options. Options granted under the Plan may be either nonqualified stock options ("NQSO's") or incentive stock options ("ISO's") intended to meet the requirements of Section 422 of the Code.

               (ii) ISO Restrictions. Notwithstanding any provision of the Plan to the contrary, no ISO may be granted more than ten years after the date the Plan is adopted. The aggregate Fair Market Value (determined as of the date the option is granted) of the Shares for which any Participant may be granted ISO's which become exercisable for the first time by such participant in any calendar year under this and any other stock option plan maintained by the Corporation or by any Subsidiary or Parent Corporation of the Employer shall not exceed $100,000.

               (iii) Stock Option Agreement. Each Option granted hereunder shall be evidenced by a written Stock Option Agreement that shall specify the number of Shares which are subject to the Option, the Option Price, the installments, if any, in which the Option shall vest and become exercisable, the date of expiration of the Option and such other terms and conditions as the Committee shall determine and as are consistent with the provisions of the Plan.



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               (iv) Option Price.  The Option Price shall be  established by the
Committee and set forth in the Stock Option Agreement applicable to an Option. In no event shall the Option Price designated by the Committee with respect to any NQSO be less than seventy-five percent (75%) of the Fair Market Value of the Shares subject to the option as of the date that such Option is granted or, if greater, the par value of such Shares. In no event shall Option Price be designated by the Committee with respect to any ISO be less than the Fair Market Value of the Shares subject to the Option as of the date such Option is granted or, if greater, the par value of such Shares. Notwithstanding the foregoing, no ISO shall be granted to any employee who, at the time the Option is granted, owns (directly, or with the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of any Subsidiary or Parent Corporation thereof, unless the Option Price under such Option is at least one hundred and ten percent (110%) of the Fair Market Value of the Shares subject to the Option on the date the Option is granted.

               (v) Expiration of Options. Subject to the provisions of Section 6.8, each Option granted hereunder shall expire at such time as the Committee shall designate in the Stock Option Agreement applicable to such Option; provided, however, that it shall in any event expire no later than the tenth
(10th) anniversary of the date it is granted. Notwithstanding the foregoing, any ISO granted to any employee who, at the time the Option is granted, owns (directly, or with the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Employer or of any Subsidiary or Parent Corporation, shall expire no later than the fifth (5th) anniversary of the date it is granted.

               (vi) Exercise of Options. Each Option granted hereunder shall be exercisable at such times and upon such conditions as are designated in the Stock Option Agreement applicable to such Option. To exercise an Option in whole or in part, a Participant shall give the Corporation a written notice of exercise which specifies the number of Shares to be purchased and is accompanied by payment of the full Option Price for such Shares. An Option may be exercised with respect to fewer than all the Shares with respect to which it is then exercisable, but it may not be exercised with respect to less than a full Share.

          6.03. Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

               (i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine in the case of any such right, other than one


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related to an Incentive Stock Option,  the Fair Market Value of one Share at any
time during a specified period before or after the date of exercise or the Change of Control Price as defined in Section 9.03) over (B) the grant price of the Stock Appreciation Right as determined by the Committee as of the date of grant of the Stock Appreciation Right, which, except as provided in Section 7.03, shall be not less than the Fair Market Value of one Share on the date of grant.

              (ii) Other Terms. The Committee shall determine the time or times at which a Stock Appreciation Right may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Shares will be delivered or deemed to be delivered to Participants, and any other terms and conditions of any Stock Appreciation Right. Limited Stock Appreciation Rights that may be exercised only upon the occurrence of a Change of Control (as such term is defined in Section 9.02) or as otherwise defined by the Committee) may be granted under this Section 6.07. Stock Appreciation Rights shall expire not later than ten years after the date of grant.

          6.04.   Restricted   Stock.  The  Committee  is  authorized  to  grant
Restricted Stock to Participants on the following terms and conditions:

               (i) Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends thereon), which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments or otherwise as the Committee shall determine.

              (ii) Forfeiture. Performance-Based Restricted Stock shall be forfeited unless preestablished performance criteria specified by the Committee are met during the applicable restriction period. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Corporation; provided, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes.

             (iii) Certificates of Shares. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to


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the terms, conditions, and restrictions applicable to such Restricted Stock, the
Corporation shall retain physical possession of the certificates, and the Participant shall deliver a stock power to the Corporation, endorsed in blank, relating to the Restricted Stock.

              (iv) Dividends. Unless otherwise determined by the Committee, cash dividends paid on Performance-Based Restricted Stock shall be automatically reinvested in additional shares of Performance-Based Restricted Stock and cash dividends paid on other Restricted Stock shall be paid to the Participant. Dividends reinvested in Performance-Based Restricted Stock and Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such stock or other property has been distributed.

          6.05. Deferred Stock. The Committee is authorized to grant Deferred Stock to Participants, on the following terms and conditions:

               (i) Award and Restrictions. Delivery of Shares will occur upon expiration of the deferral period specified for Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions as the Committee may impose, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, in installments, or otherwise, as the Committee shall determine.

              (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof (as provided in the Award Agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Deferred Stock.

          6.06.  Performance Awards.  Subject to the provisions of Sections 7.01
and  7.02,  the  Committee  is  authorized  to  grant   Performance   Awards  to
Participants on the following terms and conditions:

               (i) Awards and Conditions. A Performance Award shall confer upon the Participant rights, valued as determined by


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the Committee,  and payable to, or exercisable  by, the  Participant to whom the
Performance Award is granted, in whole or in part, as determined by the Committee, conditioned upon the achievement of performance criteria determined by the Committee.

               (ii) Other Terms. A Performance Award shall be denominated in Shares and may be payable in cash, Shares, other Awards, or other property, and have such other terms as shall be determined by the Committee.

          6.07. Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to Participants. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or Awards, or otherwise reinvested.

          6.08. Other Stock-Based Awards. The Committee is authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation, Shares awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights, and Awards valued by reference to book value of Shares or the value of securities of or the performance of specified Subsidiaries. The Committee shall determine the terms and conditions of such Awards, which may include performance criteria. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6.08 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards, or other property, as the Committee shall determine.

     SECTION 7.  Certain Provisions Applicable to Awards.

          7.01. Performance-Based Awards. Performance Awards, Performance-Based Restricted Stock, and certain Other Stock-Based Awards subject to performance criteria are intended to be "qualified performance-based compensation" within the meaning of section 162(m) of the Code and shall be paid solely on account of the attainment of one or more preestablished, objective performance goals within the meaning of section 162(m) and the regulations thereunder. As selected by the Committee, the performance goal shall be the attainment of one or more of the preestablished amounts of annual net income, operating income, cash flow, return on assets, return on equity, return on capital or total shareholder return of the Corporation.

     The payout of any such Award to a Covered Employee may be reduced, but not increased, based on the degree of attainment of other performance criteria or otherwise at the direction of the Committee.


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          7.02.  Maximum  Individual  Awards.  No individual may be granted more than 100,000 shares subject to any combination of Performance Awards, Restricted Stock, or other Stock-Based Awards subject to performance criteria in any given year. No individual may receive more than 100,000 options in any given year. The Share amounts in this Section 7.02 are subject to adjustment under Section 10 and are subject to the Plan maximum under Section 4.

          7.03. Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Corporation, any Subsidiary, or any business entity to be acquired by the Corporation or a Subsidiary, or any other right of a Participant to receive payment from the Corporation or any Subsidiary. If an Award is granted in substitution for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards. The per Share exercise price of any Option, grant price of any Stock Appreciation Right, or purchase price of any other Award conferring a right to purchase Shares:

               (i) Granted in substitution for an outstanding Award or award shall be not less than the lesser of the Fair Market Value of a Share at the date such substitute award is granted or such Fair Market Value at that date reduced to reflect the Fair Market Value at that date of the Award or award required to be surrendered by the Participant as a condition to receipt of the substitute Award; or

              (ii) Retroactively granted in tandem with an outstanding Award or award shall be not less than the lesser of the Fair Market Value of a Share at the date of grant of the later Award or at the date of grant of the earlier Award or award.

          7.04. Exchange Provisions. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Shares, other Awards (subject to Section 7.03), or other property based on such terms and conditions as the Committee shall determine and communicate to the Participant at the time that such offer is made.

          7.05. Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, that in no event shall the term of any Option or a Stock


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Appreciation Right granted in tandem therewith exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

          7.06. Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Corporation or a Subsidiary upon the grant or exercise of an Award may be made in such forms as the Committee shall determine, including without limitation, cash, Shares, other Awards, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend
Equivalents in respect of installment or deferred payments denominated in Shares.

     SECTION 8.  General Restrictions Applicable to Awards.

          8.01. Limits on Transfer of Awards; Beneficiaries. No right or interest of a Participant in any Award shall be pledged, encumbered, or hypothecated to or in favor of any party (other than the Corporation or a Subsidiary), or shall be subject to any lien, obligation, or liability of such Participant to any party (other than the Corporation or a Subsidiary). Unless otherwise determined by the Committee, no Award subject to any restriction shall be assignable or transferable by a Participant otherwise than by will or the laws of descent and distribution (except to the Corporation under the terms of the Plan); provided, that a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any distribution, with respect to any Award, upon the death of the Participant. A beneficiary, guardian, legal representative, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant or agreement applicable to such, except to the extent the Plan and such Award Agreement or agreement otherwise provide with respect to such persons, and to any additional restrictions deemed necessary or appropriate by the Committee.

          8.02. Registration and Listing Compliance. The Corporation shall not be obligated to deliver any Award or distribute any Shares with respect to any Award in a transaction subject to regulatory approval, registration, or any other applicable requirement of federal or state law, or subject to a listing requirement under any listing or similar agreement between the Corporation and any national securities exchange, until such laws, regulations, and contractual obligations of the Corporation have been complied with in full, although the Corporation shall be obligated to use its best efforts to obtain any such approval and comply with such requirements as promptly as practicable.

          8.03. Share Certificates. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under applicable federal or state laws, rules and regulations thereunder, and the rules of any national securities exchange on which Shares are listed. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions that may be applicable to Shares, including under the terms of the Plan or any Award Agreement. In addition, during any period in which Awards or Shares are subject to restrictions under the terms of the Plan or any Award Agreement, or during any period during which delivery or receipt of an Award or Shares has been deferred by the Committee or a Participant, the Committee may require the Participant to enter into an agreement providing that certificates representing Shares issuable or issued pursuant to an Award shall remain in the physical custody of the Corporation or such other person as the Committee may designate.

     SECTION  9.  Change  of  Control  Provisions.   Notwithstanding  any  other
provision of the Plan, the following acceleration provisions shall apply in the event of a "Change in Control" as defined in this Section 9.

          9.01. Acceleration and Cash-Out Rights. Unless otherwise determined by the Board, or as set forth under the terms of any Award, in the event of a "Change in Control" and a "Qualified Termination" as defined in Sections 9.02 and 9.03:

               (i)  the  performance   criteria  of  all   Performance   Awards,
Performance-Based Restricted Stock, and Other Stock-Based Awards shall be deemed fully achieved and all such Awards shall be fully earned and vested;

               (ii) any Option, Stock Appreciation Right, and other Award in the nature of a right that may be exercised which was not previously exercisable and vested shall become fully exercisable and vested; and

               (iii) the restrictions, deferral limitations, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested.

          9.02. Change of Control. For purposes of Section 9.01, a "Change of Control" shall mean the direct or indirect transfer of fifty percent (50%) or more of the legal or beneficial ownership of the stock of the Corporation, or the sale of substantially all of the assets of the Corporation, to an individual or entity who is not a shareholder of the Corporation or any of its Subsidiaries as of the date this Plan is approved by the Corporation's shareholders.

          9.03. Qualified Termination. For the purposes of Section 9.01, a "Qualified Termination" shall mean any termination of employment for reasons other than (i) Cause; (ii) death, Disability or Retirement, or (iii) by the Participant without Good Reason within one (1) year following a Change in Control.

               (a) "Cause" shall mean (i) the willful and continued failure by the Participant to substantially perform the Participant's duties with the Corporation or (ii) the willful engaging by the Participant in conduct which is demonstrably and materially injurious to the Corporation or its subsidiaries, monetarily or otherwise.

               (b) "Disability" shall be deemed the reason for the termination by the Corporation of the Participant's employment, if, as a result of the Participant's incapacity due to physical or mental illness, the Participant shall have been absent from the full-time performance of the Participant's duties with the Corporation for a period of six (6) consecutive months.

               (c) "Good Reason" for termination by the Participant of the Participant's employment shall mean the occurrence (without the Participant's express written consent) after any Change in Control of any one of the following acts by the Corporation.

                    (i) a reduction by the Corporation in the Participant's annual base salary;

                    (ii) the relocation of the Corporation's principal executive offices to a location more than fifty (50) miles from the location of such offices immediately prior to the Change in Control, but only in the event the Participant was employed at the Corporation's principal executive offices immediately prior to such reallocation.

               (d) "Retirement" shall be deemed the reason for the termination by the Corporation or the Participant of the Participant's employment if such employment is terminated in accordance with the Corporation's retirement policy, not including early retirement, generally applicable to its employees, as in effect immediately prior to the Change in Control, or in accordance with any retirement arrangement established with the Participant's consent with respect to the Participant. In no event shall Retirement include a date prior to the Participant's sixty-second (62nd) birthday.

     SECTION 10. Adjustment Provisions. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of Shares which may thereafter be issued in connection with Awards (ii) the number and kind of Shares issued or issuable in respect of outstanding Awards, and
(iii) the exercise price, grant price, or purchase price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; provided, however, in each case, that, with respect to Incentive Stock Options, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Corporation or any Subsidiary or the financial statements of the Corporation or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

     SECTION 11.  Changes to the Plan and Awards.

          11.01. Changes to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan without the consent of shareholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Corporation's shareholders within one year after such Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange on which the Shares may be listed, or if the Board in its discretion determines that obtaining such shareholder approval is for any reason advisable; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may impair the rights of such Participant under any Award theretofore granted to him.

          11.02. Changes to Awards. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that, without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Award may impair the rights of such Participant under such Award.

     SECTION 12.  General Provisions.

          12.01. No Rights to Awards. No Participant or employee shall have any claim to be granted any Award under the

Plan, and there is no obligation for uniformity of treatment of Participants and employees.

          12.02. No Shareholder Rights. No Award shall confer on any Participant any of the rights of a shareholder of the Corporation unless and until Shares are duly issued or transferred to the Participant in accordance with the terms of the Award.

          12.03. Tax Withholding. As a precondition to the delivery of any Shares or other payment in settlement of any Award, the Corporation shall have the right and authority to deduct or withhold, or require a Participant to remit to the Corporation, an amount sufficient to satisfy federal, state and local taxes, domestic or foreign, that are required by law or regulation to be withheld by the Corporation upon delivery of Shares or other payment under any Award. The Participant may discharge such obligation in whole or in part with respect to the minimum withholding-tax liability arising upon the settlement of any Award (but no more than such minimum) (a) by transferring and delivering to the Corporation previously owned shares of the Class A Stock, which shall be valued at their Fair Market Value; (b) with the prior approval of the Committee, by authorizing the Corporation in writing to deduct and retain Shares, valued at their Fair Market Value, as of the date of exercise, from the Shares otherwise to be issued upon settlement; or (c) by any combination of the foregoing methods of payment.

          12.04. No Right to Employment. Nothing contained in the Plan or any Award Agreement shall confer, and no grant of an Award shall be construed as conferring, upon any employee any right to continue in the employ of the Corporation or any Subsidiary or to interfere in any way with the right of the Corporation or any Subsidiary to terminate his employment at any time or increase or decrease his compensation from the rate in existence at the time of granting of an Award.

          12.05. Unfunded Status of Awards. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Corporation; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Corporation's obligations under the Plan to deliver cash, Shares, other Awards, or other property pursuant to any award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

          12.06. Other Compensatory Arrangements. The Corporation or any Subsidiary shall be permitted to adopt other or additional compensation arrangements (which may include arrangements which relate to Awards), and such arrangements may be either generally applicable or applicable only in specific cases.

          12.07. Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

          12.08. Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the laws of the U.S. Virgin Islands, without giving effect to principles of conflicts of laws thereof, and applicable Federal law.

     SECTION 13. Effective Date. The Plan shall become effective on the date the Plan is approved by the shareholders of the Corporation.